UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________
Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2016
_____________________________________________________________
Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
_____________________________________________________________

Maryland (State or other jurisdiction of incorporation or organization)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Repurchase of Convertible Senior Notes for Cash.
On March 9, 2016, Forest City Realty Trust, Inc. (the “Company”), entered into privately negotiated purchase agreements (the “Purchase Agreements”) under which it will repurchase $77.3 million aggregate principal amount of the Company’s outstanding 4.25% Convertible Senior Notes due 2018 (the “2018 Notes”) and $76.3 million aggregate principal amount of the Company’s outstanding 3.625% Convertible Senior Notes due 2020 (the “2020 Notes” and collectively with the 2018 Notes, the “Notes”). Pursuant to the Purchase Agreements, on March 14, 2016 (the “Closing Date”), participating holders of the Notes will receive $1,176.50 per $1,000 principal amount of 2018 Notes and $1,137.90 per $1,000 principal amount of 2020 Notes repurchased. The purchase prices include the principal amount of the Notes repurchased, accrued but unpaid interest, interest that would have otherwise been payable under the terms of the Notes through maturity and additional cash inducement.
Copies of the basic form of the Purchase Agreements for the Notes are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.
A copy of the press release announcing the Company's repurchase of the Notes is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number		Description
10.1	—	Form of Purchase Agreement, dated March 9, 2016, pertaining to 4.25% Convertible Senior Notes due 2018.
10.2	—	Form of Purchase Agreement, dated March 9, 2016, pertaining to 3.625% Convertible Senior Notes due 2020.
99.1	—	Press release dated March 9, 2016 announcing the Company’s repurchase of Convertible Senior Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	March 9, 2016

EXHIBIT INDEX

Exhibit Number		Description
10.1	—	Form of Purchase Agreement, dated March 9, 2016, pertaining to 4.25% Convertible Senior Notes due 2018.
10.2	—	Form of Purchase Agreement, dated March 9, 2016, pertaining to 3.625% Convertible Senior Notes due 2020.
99.1	—	Press release dated March 9, 2016 announcing the Company’s repurchase of Convertible Senior Notes.